Exhibit 10.2(b)

Execution Version

AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT

AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT, dated as of October 25, 2016 (this “Agreement”), by and among Portillo’s Holdings, LLC, a Delaware limited liability company (the “Borrower”), PHD Intermediate LLC, a Delaware limited liability company (“Holdings”), each Term B-2 Lender party hereto, each Lender party hereto, UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”), and each of the other Loan Parties party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Second Lien Credit Agreement, dated as of August 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”), among Holdings, the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the lenders or other financial institutions or entities from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meanings provided in the Existing Credit Agreement);

WHEREAS, Section 10.01 of the Existing Credit Agreement permits certain amendments to it with the consent of the Required Lenders;

WHEREAS, pursuant to Section 2.14(a) of the Existing Credit Agreement, the Borrower hereby notifies the Administrative Agent that it is requesting Incremental Commitments in an aggregate principal amount of $25,000,000 (the “Term B-2 Commitments”), which will be available on the Effective Date (as defined below) and which Term B-2 Commitments and the Incremental Loans thereunder (the “Term B-2 Loans”) shall constitute Loans under the Credit Agreement and will be treated as the same tranche (and same Class) as the Initial Loans outstanding under the Existing Credit Agreement, the proceeds of which Term B-2 Loans will be used, together with the proceeds of a $71,000,000 incremental loan pursuant to the First Lien Credit Agreement (the “2016 First Lien Incremental Loan”) and cash on hand to pay a distribution to its indirect shareholders (the “Special Distribution”) in an amount not to exceed $110,000,000 and to pay fees and expenses in connection with the transactions contemplated hereby (collectively, the “Transactions”);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Amendments to Loan Documents. Effective as of the Effective Date:

(a)	Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of October 25, 2016, among the Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 1.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“De Novo Store” means any store that has been continuously operational for less than six consecutive fiscal quarters.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Lien Credit Agreement Amendment No. 1” means that certain Amendment No. 1 to First Lien Credit Agreement, dated as of October 25, 2016, by and among Holdings, the Borrower, the other Guarantors party thereto, the lenders party thereto in their capacities as lenders and the First Lien Administrative Agent.

“Special Distribution” shall mean the “Special Distribution” under and as defined in Amendment No. 1.

“Term B-2 Loan Commitment” means, as to any Lender, its obligation to make a Term B-2 Loan to the Borrower pursuant to pursuant to Amendment No. 1 in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule I to Amendment No. 1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14). The aggregate amount of the Lenders’ Term B-2 Loan Commitments on the Amendment No. 1 Effective Date (immediately prior to the incurrence of the Term B-2 Loans on such date) is $25,000,000.

“Term B-2 Loan” means the term loans made by the Term B-2 Lenders to the Borrower pursuant to Section 2.14 on the Amendment No. 1 Effective Date.

“Term B-2 Lenders” means any Lender with a Term B-2 Loan Commitment or an outstanding Term B-2 Loan.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)	The definition of “Applicable Rate” contained in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Applicable Rate” means with respect to the Initial Loans and Term B-2 Loans, a percentage per annum equal to (A) for Eurocurrency Rate Loans, 8.00% and (B) for Base Rate Loans, 7.00%.

(c)	Clause (a)(xiv) of the definition of “Consolidated EBITDA” contained in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(xiv) other adjustments and add-backs of the type identified in the Quality of Earnings Analysis dated June 25, 2014, including without limitation, if greater than zero, an amount equal to the pro forma “run rate” Consolidated EBITDA attributable to any De Novo Store, which will be assumed to be (A)(1) the median Consolidated EBITDA margin before cash rent expense of comparable stores that have been operating for at least six consecutive fiscal quarters for such period multiplied by (2) the projected (in the good faith determination of the Borrower) mature annual revenue of such De Novo Store, minus (b)(i) the annual cash rent expense of the relevant De Novo Store and (B) the actual Consolidated EBITDA generated by the relevant De Novo Store;

(d)	Clause (a)(i) of the definition of “Cumulative Credit” contained in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

$12,000,000, plus subject, at the time of the proposed use of such component of the Cumulative Credit, to compliance on a Pro Forma Basis with a Total Net Leverage Ratio as of the most recently ended Test Period that is no greater than 5.80:1.00, $24,000,000, plus

(e)	Clause (d)(i) of the definition of “Defaulting Lender” contained in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(i) become the subject of a proceeding under any Debtor Relief Law or a Bail-In Action,

(f)	The definition of “First Lien Incremental Usage Amount” contained in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“First Lien Incremental Usage Amount” means, at any time, the sum of (x) the aggregate principal amount of “Incremental Commitments” (as defined in the First Lien Credit Agreement) established at or before such time pursuant to Section 2.14(d)(iii)(B) of the First Lien Credit Agreement (as in effect as of the date hereof but after giving effect to First Lien Credit Agreement Amendment No. 1) and (y) the aggregate principal amount of “Incremental Equivalent Debt” (as defined in the First Lien Credit Agreement) incurred at or before such time pursuant to Section 2.14(h)(i)(B) of the First Lien Credit Agreement (as in effect as of the date hereof but after giving effect to First Lien Credit Agreement Amendment No. 1).

(g)	The definition of “Loan” contained in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Loan” means any Initial Loan, Term B-2 Loan, Incremental Loan, Refinancing Loan or Extended Loan, as the context may require.

(h)	The definition of “Maturity Date” contained in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means (i) with respect to the Initial Loans and the Term B-2 Loans, the eighth anniversary of the Closing Date; (ii) with respect to any Class of Extended Loans, the final maturity date as specified in the applicable Extension Request accepted by the respective Lender or Lenders, (iii) with respect to any Refinancing Loans, the final maturity date as specified in the applicable Refinancing Amendment and (iv) with respect to any Incremental Loans, the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.

(i)	Section 2.05(a)(vi) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

If any Initial Loans or Term B-2 Loans are voluntarily prepaid pursuant to Section 2.05(a)(i) or mandatorily prepaid pursuant to Section 2.05(b)(iii) or (iv), such prepayments shall be made at 101% of the aggregate principal amount of Initial Loans and Term B-2 Loans prepaid if such prepayment occurs before the first anniversary of the Amendment No. 1 Effective Date. If, prior to the first anniversary of the Amendment No. 1 Effective Date, any Lender that is a Non-Consenting Lender is replaced pursuant to Section 3.07 in connection with any amendment, amendment and restatement or other modification of this Agreement, the primary purpose of which is to reduce the All-In Yield applicable to the Loans (other than any amendment, amendment and restatement or other modification effecting a reduction of the All-In Yield applicable to the Loans in connection with any Qualified IPO, Permitted Acquisition or transaction that would result in a Change of Control), such Lender (and not any Person who replaces such Lender pursuant to Section 3.07) shall receive its portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence as if the Loans held by such Lender were voluntarily prepaid. Any amounts due to any Lender pursuant to this clause (vi) shall be due and payable on the date of such voluntary prepayment or effectiveness of such amendment for which such Lender was a Non-Consenting Lender, as applicable.

(j)	Section 2.14(d)(iii) of the Existing Credit Agreement is hereby amended by inserting the following immediately after “$85,000,000”:

(provided, that such amount shall not be reduced by the Term B-2 Loans, Additional Commitments (as defined in First Lien Credit Agreement Amendment No. 1) or the 2016 First Lien Incremental Loan (as defined in Amendment No. 1))

(k)	Section 2.14(h) of the Existing Credit Agreement is hereby amended by inserting the following immediately after “$85,000,000”:

(provided, that such amount shall not be reduced by the Term B-2 Loans, Additional Commitments (as defined in the First Lien Credit Agreement Amendment No. 1) or the 2016 First Lien Incremental Loan (as defined in Amendment No. 1))

(l)

Section 7.06 of the Existing Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (l) thereof, (ii) deleting “.” at the end of clause (m) thereof and inserting in its place “; and” and (iii) inserting a new clause (n) at the end thereof as follows:

(n)	the Special Distribution in an amount not to exceed $110 million.

(m)	Article X of the Existing Credit Agreement is amended by inserting a new Section 10.21 at the end thereof as follows:

Section 10.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.	Term B-2 Loans.

(a)

Terms Generally. Subject to the satisfaction of the conditions set forth in Section 3 of this Agreement, each Term B-2 Lender hereby acknowledges and agrees that it has a Term B-2 Commitment in the amount set forth on Schedule I to this Agreement and agrees to make Term B-2 Loans on the Effective Date in accordance with Section 2.14 of the Existing Credit Agreement. From and after the Effective Date, each Term B-2 Lender shall be a Lender for all purposes under the Credit Agreement and the other Loan Documents. The Initial Loans and the Term B-2 Loans shall be a single tranche of Loans for all purposes under the Credit Agreement and payments of the Initial Loans or Term B-2 Loans of interest, principal (whether optional or mandatory) and premiums shall be made on pro rata basis among the Initial Loans and Term B-2 Loans. The Term B-2 Loans shall have identical terms as the existing Initial Loans and shall rank pari passu in right of payment and security with the existing Loans, and in furtherance thereof and for the avoidance of doubt, each reference to the Initial Loans in the Loan Documents (other than in the preliminary statements to the Credit Agreement, the definitions of “Equity Contribution”, “Initial Commitment”, “Initial Loan” and “Transactions” in the Credit Agreement, and Sections 2.06, 2.09(b) and 4.01(c) of the Credit Agreement) shall be deemed to include the Term B-2 Loans.

(b)

Administrative Matters. Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all such Term B-2 Loans, when originally made, are a single tranche (and Class) with the outstanding Initial Loans for all purposes under the Loans Documents and are included in each Borrowing of outstanding Initial Loans on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by allocating a portion of each such Term B-2 Loan to each outstanding Eurocurrency Rate Loan that is an Initial Loan of the same Type on a pro rata basis, even though as a result thereof such Term B-2 Loan may effectively have a shorter Interest Period than the Term B-2 Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of the Credit Agreement that would prohibit such an initial Interest Period). This Section 2(b) is for administrative purposes only and shall, under no circumstances, result in any additional obligations, expenses or fees for the Borrower.

3.

Effective Date Conditions. This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms herein:

(a)

the Administrative Agent shall have received counterparts of this Agreement executed by (i) Term B-2 Lenders with Term B-2 Commitments representing 100% of the Term B-2 Commitments, (ii) the Required Lenders and (iii) the Borrower and each other Loan Party;

(b)

for the ratable benefit of each Term B-2 Lender providing a Term B-2 Loan as of the Effective Date, an upfront fee (the “Upfront Fee”) in an amount equal to 2.00% of the stated principal amount of such Term B-2 Lender’s Term B-2 Loan, earned and due and payable to such Term B-2 Lender on the Effective Date. The Term B-2 Loans may be net funded on the Effective Date to account for the Upfront Fee;

(c)

the Administrative Agent shall have received payment from or on behalf of the Borrower for the account of each Lender that shall have consented to this Agreement by delivering a counterpart signature page to this Agreement to the Administrative Agent prior to 5:00 p.m., New York City time, on October 17, 2016, of an amendment fee for each such Lender in an amount equal to 0.25% of the outstanding principal amount of the Initial Loans of such Lender;

(d)	the representations and warranties in Section 4 of this Agreement shall be true and correct in all material respects as of the Effective Date;

(e)

no Default or Event of Default shall exist, or would result from the incurrence of the Term B-2 Loans and the consummation of the Transactions contemplated hereby, including from the application of the proceeds therefrom;

(f)

the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Agreement and the Term B-2 Loans, (B) certifying that the certificate of formation and limited liability company agreement of the Borrower either (x) has not been amended since the Closing Date or (y) is attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (d) and (e) above;

(g)

the Administrative Agent shall have received, on behalf of itself, the Term B-2 Lenders on the Effective Date, a favorable written opinion of Weil, Gotshal & Manges LLP, counsel for Holdings, the Borrower and each other Loan Party, (A) dated the Effective Date, (B) addressed to the Administrative Agent and the Term B-2 Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to this Agreement as the Administrative Agent shall reasonably request;

(h)	the Administrative Agent shall have received a Borrowing Request executed by the Borrower;

(i)

all fees and out-of-pocket expenses for which invoices have been presented at least three business day prior to the Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrower pursuant to Section 10.04 of the Credit Agreement in connection with this Agreement shall have been paid or reimbursed by (or on behalf of) the Borrower; and

(j)	The borrowing of the 2016 First Lien Incremental Loans under First Lien Credit Agreement Amendment No. 1 shall have been consummated.

4.	Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that:

(a)

the execution, delivery and performance of this Agreement is within such Loan Party’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of such Loan Party;

(b)

this Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and

(c)

the execution and delivery of this Agreement by such Loan Party and the performance by such Loan Party hereof do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) (A) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

5.	Reference to and Effect on Loan Documents; Reaffirmation of the Loan Parties.

(a)

On and after the effectiveness of this Agreement, each reference in the Existing Credit Agreement and the other Loan Documents to any of the Loan Documents, “this Agreement”, “hereunder”, “hereof’ or words of like import referring to any Loan Document shall mean and be a reference to the applicable Loan Document, as specifically amended by this Agreement.

(b)

Each Loan Party hereby consents to the amendment of the Existing Credit Agreement and the Loan Documents effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms and reaffirms, as of the date hereof, (i) that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties (including without limitation the Term B-2 Lenders) pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents and (ii) its Guaranty of the Obligations and the covenants and agreements contained in each of the other Loan Documents to which it is a party, including, in each case, such security interest, covenants and agreements as in effect immediately after giving to this Agreement and the transactions contemplated hereby. Neither the modification of the Existing Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

6.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.01 of the Credit Agreement.

7.

Entire Agreement. This Agreement, the engagement letter among certain of the parties hereto (or their respective affiliates) related to the transactions described herein, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Effective Date.

8.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.

Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

11.

WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12.

Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 6 above).

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

PHD INTERMEDIATE LLC

By:	/s/ Tom Stoltz
Name: Tom Stoltz
Title: Chief Financial Officer

PORTILLO’S HOLDINGS, LLC

By:	/s/ Tom Stoltz
Name: Tom Stoltz
Title: Chief Financial Officer

GOLDEN DOGS, LLC
PORTILLO’S HOT DOGS, LLC
RICHPORT HOLDINGS, LLC

By:	/s/ Tom Stoltz
Name: Tom Stoltz
Title: Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to

Second Lien Credit Agreement]

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Portillo’s – Signature Page to Amendment No. 1 to

Second Lien Credit Agreement]

UBS AG, STAMFORD BRANCH, as the Term B-2 Lender

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Portillo’s – Signature Page to Amendment No. 1 to

Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

AIC FINANCE PARTNERSHIP, LP,
as a Lender

By:	/s/ Rob Stobo
Name: Rob Stobo
Title: Manager

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

BOC Pension Investment Fund
as a Lender
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Covenant Credit Partners CLO I, Ltd., as a Lender

By:	/s/ Chris Brogdon
Name: Chris Brogdon
Title: Asst. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ________

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Covenant Credit Partners CLO II, Ltd., as a Lender

By:	/s/ Chris Brogdon
Name: Chris Brogdon
Title: Asst. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): __________

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Credit Suisse Loan Funding LLC, as a Lender

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

Name of Fund Manager (if any): ________

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Diversified Credit Portfolio Ltd.
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

First Trust Senior Floating Rate Income Fund II as a Lender
By: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Trust Advisors L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

First Trust Short Duration High Income Fund as a Lender
BY: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Trust Advisors L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

First Trust Tactical High Yield ETF
as a Lender
By: First Trust Advisors L.P., its Investment Advisor

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Trust Advisors L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Invesco BL Fund, Ltd.
as a Lender
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Invesco Dynamic Credit Opportunities Fund
as a Lender
BY: Invesco Senior Secured Management, Inc, as Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Invesco Floating Rate Fund
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Invesco Senior Income Trust
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Invesco Senior Loan Fund
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Invesco Zodiac Funds - Invesco US Senior Loan Fund
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

ISL Loan Trust II
as a Lender
BY: Voya Investment Management Co. LLC, as its investment advisor

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Kaiser Foundation Hospitals
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Kaiser Permanente Group Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

LCM XII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

as a Lender (type name of the legal entity) LCM Asset Management LLC

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

LCM XIV Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

as a Lender (type name of the legal entity) LCM Asset Management LLC

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

LCM XV Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

as a Lender (type name of the legal entity) LCM Asset Management LLC

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

LCM XVI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

as a Lender (type name of the legal entity) LCM Asset Management LLC

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

LCM XVII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

as a Lender (type name of the legal entity) LCM Asset Management LLC

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Linde Pension Plan Trust
as a Lender
By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Loomis Sayles Senior Floating Rate & Fixed Income Fund
as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

NHIT: Senior Floating Rate and Fixed Income Trust
as a Lender
By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

NN (L) Flex - Senior Loans
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OHA CREDIT PARTNERS IX, LTD.
as a Lender
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OHA CREDIT PARTNERS VI, LTD.
as a Lender
By: Oak Hill Advisors, L.P. As its portfolio manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OHA CREDIT PARTNERS VII, LTD.
as a Lender
BY: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OHA LOAN FUNDING 2012-1, LTD.
as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OHA LOAN FUNDING 2013-1, LTD.
as a Lender
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OHA LOAN FUNDING 2013-2, LTD.
as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM Funding III, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM Funding IV, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM Funding V, Ltd,,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM VI, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM VII, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM VIII, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM IX, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM XI, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM XIII, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

OZLM XIV, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Sentry Insurance a Mutual Company
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Sub-Advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Silver Rock Financial LLC

By:	/s/ Jeffrey Green
Name: Jeffrey Green
Title: Management Committee Member

Name of Fund Manager (if any): Silver Rock Financial LLC

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

The City of New York Group Trust
as a Lender
BY: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

UBS AG, Stamford Branch as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

If a second signature is necessary:

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director Banking Products Services, US

Name of Fund Manager (if any):________

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2012-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2012-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2012-4, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2013-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2013-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2013-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2014-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2014-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2014-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2014-4, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2015-1, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2015-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2015-3, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2016-1, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya CLO 2016-2, Ltd.
as a Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya Floating Rate Fund
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund
as a Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund
as a Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya Prime Rate Trust
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]

[Second Lien Lender Signature Page]

Voya Senior Income Fund
as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Mark Haak
Name:	Mark Haak
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Voya Investment Management

[Portillo’s – Signature Page to Amendment No. 1 to Second Lien Credit Agreement]